Exhibit 10.2
Execution Version

OWNER TRUST ADMINISTRATION AGREEMENT

among

BMW VEHICLE OWNER TRUST 2026-A,
as Issuer,

BMW FINANCIAL SERVICES NA, LLC,
as Owner Trust Administrator,

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Indenture Trustee

Dated as of August 19, 2026

EXHIBITS
Exhibit A – Power of Attorney
Exhibit B – Form of Annual Certification
Exhibit C – Servicing Criteria to be Addressed in Assessment of Compliance

THIS OWNER TRUST ADMINISTRATION AGREEMENT, dated as of August 19, 2026 (this “Agreement”), is among BMW VEHICLE OWNER TRUST 2026-A, a Delaware statutory trust (the “Issuer”), BMW FINANCIAL SERVICES NA, LLC, a Delaware limited liability company, as administrator (the “Owner Trust Administrator”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Indenture Trustee (the “Indenture Trustee”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture, the Trust Agreement or the Sale and Servicing Agreement (in each case, as defined herein), as applicable.

W I T N E S S E T H:

WHEREAS, the Issuer was formed pursuant to a Trust Agreement, dated as of July 10, 2026, as amended and restated as of August 19, 2026 (as the same may be further amended and supplemented from time to time, the “Trust Agreement”), between BMW FS Securities LLC, as depositor (the “Depositor”), and Wilmington Trust, National Association, not in its individual capacity but solely as owner trustee (the “Owner Trustee”), and is issuing (i) 3.940% Asset Backed Notes, Class A-1, 4.28% Asset Backed Notes, Class A-2a, Benchmark + 0.30% Asset Backed Notes, Class A-2b, 4.59% Asset Backed Notes, Class A-3 and 4.68% Asset Backed Notes, Class A-4 (collectively, the “Notes”) pursuant to the Indenture, dated as of August 19, 2026 (as amended and supplemented from time to time, the “Indenture”), between the Issuer and the Indenture Trustee, and (ii) asset backed certificates (the “Trust Certificates” and, collectively with the Notes, the “Securities”) pursuant to the Trust Agreement;

WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Securities, including (i) a Sale and Servicing Agreement, dated as of August 19, 2026 (as amended and supplemented from time to time, the “Sale and Servicing Agreement”), among BMW Financial Services NA, LLC, as servicer (in such capacity, the “Servicer”), sponsor, administrator and custodian, the Depositor, the Issuer, the Indenture Trustee and U.S. Bank National Association, as securities intermediary, (ii) a Letter of Representations, dated August 19, 2026 (as amended and supplemented from time to time, the “Note Depository Agreement”), executed by the Issuer and delivered to The Depository Trust Company (“DTC”) relating to the Notes, (iii) an Asset Representations Review Agreement, dated as of August 19, 2026 (the “Asset Representations Review Agreement”), among the Issuer, the Servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), and (iv) the Indenture (the Sale and Servicing Agreement, the Note Depository Agreement, the Asset Representations Review Agreement and the Indenture being referred to hereinafter collectively as the “Related Agreements”);

WHEREAS, pursuant to the Related Agreements, the Issuer and the Owner Trustee are required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the “Collateral”) and (b) the beneficial interests in the Issuer (the registered holders of such interests being referred to herein as the “Owners”);

WHEREAS, the Issuer and the Owner Trustee desire to have the Owner Trust Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this

Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request; and

WHEREAS, the Owner Trust Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1.1  Duties of the Owner Trust Administrator with Respect to the Note Depository Agreement and the Indenture.  The Owner Trust Administrator agrees to perform all its duties as Owner Trust Administrator and all the duties of the Issuer and the Owner Trustee under the Related Agreements.  The Owner Trust Administrator shall prepare, or shall cause the preparation by other appropriate persons of, and shall execute all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Indenture and the Note Depository Agreement.  In furtherance of the foregoing, the Owner Trust Administrator shall take all appropriate action that is the duty of the Issuer or the Owner Trustee to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (parenthetical section references are to sections of the Indenture):

(A)            the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

(B)            the causing of the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

(C)            the notification of Noteholders and the Rating Agencies of the final principal payment on their Notes (Section 2.08(b));

(D)            the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.12);

(E)            the determination of a Benchmark Transition Event, Benchmark Replacement Date, Benchmark Replacement, Unadjusted Benchmark Replacement, Benchmark Replacement Adjustment, Benchmark Replacement Conforming Changes, SOFR Adjustment Conforming Changes or any other matters related to or arising in connection with the foregoing (Section 3.01(c), (d) and (f));

(F)            the delivery of prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any office or agency maintained by the Note Registrar (Section 3.02);

(G)            the causing of newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

(H)            the direction to the Indenture Trustee to deposit moneys with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

(I)            the direction to Paying Agents to pay to the Indenture Trustee all sums held in trust by such Paying Agents (Section 3.03);

(J)            the obtaining and preservation of the Issuer’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.04);

(K)            the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Trust Estate (Section 3.05);

(L)            the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Trust Estate, and the annual delivery of the Officer’s Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

(M)            the identification to the Indenture Trustee in an Officer’s Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

(N)            the delivery of written notice to the Indenture Trustee and, with respect to each Rating Agency, the responsibility of making such written notice available to each Rating Agency, of a Servicer Termination Event under the Sale and Servicing Agreement and, if such Servicer Termination Event arises from the failure of the Servicer to perform any of its duties under the Sale and Servicing Agreement with respect to the Receivables, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

(O)            the notifying of the Indenture Trustee of the appointment of a Successor Servicer (Section 3.07(f));

(P)            the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10(b));

(Q)            the causing of the Servicer to comply with the Sale and Servicing Agreement, including Sections 4.09, 4.10 and 4.11 and Article VII thereof (Section 3.14);

(R)            the delivery of written notice to the Indenture Trustee and, with respect to each Rating Agency, the responsibility of making such written notice available to each

Rating Agency, of each Event of Default under the Indenture and each default by the Servicer under the Sale and Servicing Agreement (Section 3.19);

(S)            the monitoring of the Issuer’s obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer’s Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

(T)            the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of Collateral (Section 4.04);

(U)            the compliance with any written directive of the Indenture Trustee with respect to the sale of the Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing and the conditions precedent thereto under the Indenture have been met (Section 5.04);

(V)            the providing of the Indenture Trustee with the information necessary to deliver to each Noteholder such information as may be reasonably required to enable such Noteholder to prepare its U.S. federal and applicable state income tax returns (Section 6.06);

(W)            the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

(X)            the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.08 and 6.10);

(Y)            the maintenance of the effectiveness of the sales finance company licenses required under the Pennsylvania Motor Vehicle Sales Finance Act and all required, if any, promissory note licenses in all applicable jurisdictions (Section 6.14);

(Z)            the furnishing to the Indenture Trustee of the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

(AA) the providing of reasonable and appropriate assistance to the Depositor or its designees, as applicable, with the preparation and filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.03);

(BB) the opening of one or more accounts in the Indenture Trustee’s name (for the benefit of the Noteholders), the preparation and delivery of Issuer Orders, Officer’s Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

(CC) the preparation of an Issuer Request and Officer’s Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate (Sections 8.04 and 8.05);

(DD) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of, and, with respect to the Rating Agencies, the duty to make available to each Rating Agency, notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

(EE) the preparation for execution, authentication and delivery of new Notes conforming to any supplemental indenture (Section 9.05);

(FF) the notifying of Noteholders of redemption of the Notes or to cause the Indenture Trustee to provide such notification (Section 10.02);

(GG)  the preparation and delivery of all Officer’s Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

(HH) the preparation and delivery of Officer’s Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

(II)  the duty to make notice available to the Rating Agencies of the information required pursuant to Section 11.04 of the Indenture (Section 11.04);

(JJ)  the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06);

(KK) the recording of the Indenture, if applicable (Section 11.13);

(LL) the preparation and delivery of all Opinions of Counsel with respect to amendments of Article XII of the Indenture (Section 12.01(b));

(MM) the performance of duties and obligations of the “issuing entity” under Article XII of the Indenture, to the extent such duties and obligations are not otherwise performed by the Depositor or BMW FS, pursuant to Section 12.01(c) of the Indenture (Section 12.01(c)); and

(NN) the performance of the obligations of the Issuer set forth in Section 12.02 (Section 12.03).

The Owner Trust Administrator will:

(A)            promptly pay and/or reimburse to the Indenture Trustee, the Note Registrar, the Certificate Registrar, the Paying Agent, the Owner Trustee and the Asset Representations Reviewer (including, for the avoidance of doubt, in such other capacities as the entities acting as Indenture Trustee or Owner Trustee may serve pursuant to the terms of the Basic Documents), as applicable, the amount of any fees, expenses and indemnification amounts due and owing to such party on a Payment Date and not otherwise paid or reimbursed to such party by the Issuer on such Payment Date in accordance with the terms of the Section 5.06(b) of the Sale and Servicing Agreement or Section 5.04(b) of the Indenture, as applicable; provided that the Indenture Trustee, the Note Registrar, the Certificate Registrar, the Paying Agent, the Owner Trustee and the Asset Representations Reviewer shall promptly reimburse the Owner Trust Administrator for any such amounts to the extent such party subsequently receives payment or reimbursement in respect thereof from the Issuer in accordance with the terms of Section 5.06(b) of the Sale and Servicing Agreement or Section 5.04(b) of the Indenture, as applicable; and

(B)            pay any costs associated with the resignation or removal of the Indenture Trustee pursuant to the Indenture or the Owner Trustee pursuant to the Trust Agreement.

The Owner Trust Administrator shall make available to each Rating Agency notice of (i) any resignation of the Indenture Trustee pursuant to Section 6.08 of the Indenture; (ii) any merger, consolidation or conversion of the Indenture Trustee pursuant to Section 6.09 of the Indenture; (iii) any breach of the perfection representations contained in Schedule B of the Indenture; (iv) any redemption of the Notes pursuant to Section 10.01 of the Indenture; (v) any resignation of the Owner Trustee pursuant to Section 10.02 of the Trust Agreement; (vi) any acceptance of appointment of a successor Owner Trustee pursuant to Section 10.03 of the Trust Agreement; (vii) any merger, conversion or consolidation of the Owner Trustee pursuant to Section 10.04 of the Trust Agreement; and (viii) any amendment to the Trust Agreement pursuant to Section 11.01 of the Trust Agreement; in the case of each of (i) through (viii), promptly upon the Owner Trust Administrator being notified thereof by the Indenture Trustee, the Owner Trustee or the Servicer, as applicable.

Notwithstanding anything in this Agreement or the Basic Documents to the contrary, in each instance in which notice must be made available to the Rating Agencies for purposes of satisfying the Rating Agency Condition, such notice shall be made available by the Owner Trust Administrator and, to the extent such notice is only provided through a website post, the Owner Trust Administrator shall inform each Rating Agency in writing that a notice has been posted.

Section 1.2 Additional Duties.

(i)            In addition to the duties of the Owner Trust Administrator set forth above, the Owner Trust Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate Persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, notices, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements or Section 5.04 of the Trust Agreement.  In furtherance thereof, the Owner Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Owner Trust Administrator and to each successor Owner Trust Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Owner Trust Administrator the attorney-in-fact of the Owner Trustee and the

Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions.  Subject to Section 5 of this Agreement, the Owner Trust Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions.  Such responsibilities shall include providing (i) to the Depositor and the Indenture Trustee, the monthly Servicer’s Certificate in an appropriate electronic form and (ii) to the Depositor, any Pennsylvania and Maryland renewal notices or forms received by the Owner Trust Administrator, and shall include the actual filing of any reports pursuant to the Exchange Act.

(ii)            Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Owner Trust Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Sections 5.04 and 5.05(a) of the Trust Agreement with respect to, among other things, accounting and reports to Owners; provided, however, that the Depositor shall retain responsibility for the distribution of the Schedules K-1 (as prepared by the Owner Trust Administrator) necessary to enable each Owner to prepare its U.S. federal and state income tax returns.

(iii)            The Owner Trust Administrator shall satisfy its obligations with respect to Section 5.04 of the Trust Agreement under clause (ii) above by retaining, at the expense of the Issuer payable by the Owner Trust Administrator, a firm of independent public accountants acceptable to the Owner Trustee, which shall perform the obligations of the Owner Trust Administrator thereunder.

(iv)            The Owner Trust Administrator shall perform the duties of the Issuer required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Owner Trust Administrator under the Trust Agreement, including, without limitation, those specified in Section 10.02 of the Trust Agreement.

(v)            In carrying out the foregoing duties or any of its other obligations under this Agreement, the Owner Trust Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Owner Trust Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

Section 1.3 Non-Ministerial Matters.

With respect to matters that in the reasonable judgment of the Owner Trust Administrator are non-ministerial, the Owner Trust Administrator shall not take any action unless within a reasonable time before the taking of such action, the Owner Trust Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction.  Unless explicitly provided under this Agreement, for the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation:

(A)	the amendment of or any supplement to the Indenture;

(B)
the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

(C)	the amendment, change or modification of the Related Agreements;

(D)
the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Owner Trust Administrators, successor Asset Representations Reviewers or successor Servicers, or the consent to the assignment by the Note Registrar, any Paying Agent or Indenture Trustee of its obligations under the Indenture; and

(E)	the removal of the Indenture Trustee.

Notwithstanding anything to the contrary in this Agreement, the Owner Trust Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Related Agreements, (y) sell the Trust Estate pursuant to Section 5.04 of the Indenture or (z) take any other action that the Issuer directs the Owner Trust Administrator not to take on its behalf.

Section 2. Records.  The Owner Trust Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

Section 3. Compensation.  As compensation for the performance of the Owner Trust Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Owner Trust Administrator shall be paid a fee by the Servicer.

Section 4. Additional Information To Be Furnished to the Issuer.  The Owner Trust Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

Section 5. Independence of the Owner Trust Administrator.  For all purposes of this Agreement, the Owner Trust Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder.  Unless expressly authorized by the Issuer, the Owner Trust Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

Section 6. No Joint Venture.  Nothing contained in this Agreement (i) shall constitute the Owner Trust Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 7. Other Activities of Owner Trust Administrator.  Nothing herein shall prevent the Owner Trust Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

The Owner Trust Administrator and its Affiliates may generally engage in any kind of business with any person party to a Related Agreement, any of its Affiliates and any person who may do business with or own securities of any such person or any of its Affiliates, without any duty to account therefor to the Issuer, the Owner Trustee or the Indenture Trustee.

Section 8. Term of Agreement; Resignation and Removal of Owner Trust Administrator.

(a)            This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

(b)            Subject to Sections 8(e) and (f), the Owner Trust Administrator may resign its duties hereunder by providing the Issuer with at least sixty (60) days prior written notice.

(c)            Subject to Sections 8(e) and (f), the Issuer may remove the Owner Trust Administrator without cause by providing the Owner Trust Administrator with at least sixty (60) days’ prior written notice.

(d)            Subject to Sections 8(e) and (f), at the sole option of the Issuer, the Owner Trust Administrator may be removed immediately upon written notice of termination from the Issuer to the Owner Trust Administrator if any of the following events shall occur:

(i)            the Owner Trust Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten (10) Business Days (or, if such default cannot be cured in such time, shall not give within ten (10) Business Days such assurance of cure as shall be reasonably satisfactory to the Issuer);

(ii)            a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within sixty (60) days, in respect of the Owner Trust Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Owner Trust Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs;

(iii)            the Owner Trust Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Owner Trust Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due; or

(iv)            any failure by the Owner Trust Administrator to deliver any information, report, certification, attestation or accountants’ letter when and as required under Section 21 which continues unremedied for fifteen (15) calendar days after the date on which such information, report, certification, attestation or accountants’ letter was required to be delivered.

The Owner Trust Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven (7) days after the happening of such event.

(e)            No resignation or removal of the Owner Trust Administrator pursuant to this Section shall be effective until (i) a successor Owner Trust Administrator shall have been appointed by the Issuer and (ii) such successor Owner Trust Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Owner Trust Administrator is bound hereunder and (iii) the Owner Trustee and the Indenture Trustee consent to the successor Owner Trust Administrator.

(f)            The appointment of any successor Owner Trust Administrator shall be effective only after the Rating Agency Condition has been satisfied with respect to each Rating Agency.

(g)            A successor Owner Trust Administrator shall execute, acknowledge and deliver a written acceptance of its appointment hereunder to the resigning Owner Trust Administrator and to the Issuer.  Thereupon the resignation or removal of the resigning Owner Trust Administrator shall become effective, and the successor Owner Trust Administrator shall have all the rights, powers and duties of the Owner Trust Administrator under this Agreement. The successor Owner Trust Administrator shall mail a notice of its succession to the Noteholders and the Certificateholders.  The resigning Owner Trust Administrator shall promptly transfer or cause to be transferred all property and any related agreements, documents and statements held by it as Owner Trust Administrator to the successor Owner Trust Administrator and the resigning Owner Trust Administrator shall execute and deliver such instruments and do other things as may reasonably be required for fully and certainly vesting in the successor Owner Trust Administrator all rights, power, duties and obligations hereunder.

(h)            In no event shall a resigning Owner Trust Administrator be liable for the acts or omissions of any successor Owner Trust Administrator hereunder.

(i)            In the exercise or administration of its duties hereunder and under the Related Documents, the Owner Trust Administrator may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trust Administrator shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trust Administrator with due care.

Section 9. Action upon Termination, Resignation or Removal.  Promptly upon the effective date of termination of this Agreement pursuant to Section 8(a) or the resignation or removal of the Owner Trust Administrator pursuant to Sections 8(b), (c) or (d), respectively, the Owner Trust Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal.  The Owner Trust Administrator shall forthwith upon such termination pursuant to Section 8(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Owner Trust Administrator.  In the event of the resignation or removal of the Owner Trust Administrator pursuant to Sections 8(b), (c) or (d), respectively, the Owner Trust Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Owner Trust Administrator.

Section 10. Notices.  Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

(i)                    if to the Issuer or the Owner Trustee, to:

BMW Vehicle Owner Trust 2026-A
in care of Wilmington Trust, National Association
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration

(ii)                   if to the Owner Trust Administrator, to:

BMW Financial Services NA, LLC
200 BMW Drive
Woodcliff Lake, New Jersey 07677
Attention: Vice President — Finance & CFO

with a copy to:

BMW Financial Services NA, LLC
200 BMW Drive
Woodcliff Lake, New Jersey 07677
Attention: General Counsel

(iii)                 if to the Indenture Trustee, to:

U.S. Bank Trust Company, National Association
190 South LaSalle Street, 7th Floor
Chicago, Illinois 60603
Attention: BMW Vehicle Owner Trust 2026-A

or to such other address as any party shall have provided to the other parties in writing.  Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

Section 11. Amendments.  This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Owner Trust Administrator and the Indenture Trustee, with the written consent of the Owner Trustee, and without the consent of the Noteholders or Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided that no such amendment shall, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholders or Certificateholders whose consent shall not have been obtained in respect thereof; provided further, that such action shall be deemed not to adversely affect in any material respect the interests of any Noteholder and no Opinion of Counsel to that effect shall be required if the Rating Agency Condition with respect to each Rating Agency is satisfied in respect of such action. This Agreement may also be amended by the Issuer, the Owner Trust Administrator and the Indenture Trustee with the written consent of the Owner Trustee and of Noteholders evidencing at least a majority of the Outstanding Amount of the Notes and Certificateholders evidencing at least a majority of the Certificate Percentage Interest for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on or in respect of the Receivables or distributions that are required to be made for the benefit of the Noteholders and/or Certificateholders or (ii) reduce the aforesaid percentage of the holders of Notes and Certificates which are required to consent to any such amendment, without the consent of the Noteholders holding all Outstanding Notes and Certificateholders holding all outstanding Certificates.  Notwithstanding the foregoing, the Owner Trust Administrator may not amend this Agreement without the permission of the Servicer, which permission shall not be unreasonably withheld.

Section 12. Successors and Assigns.  This Agreement may not be assigned by the Owner Trust Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition with respect to each Rating Agency in respect thereof.  An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Owner Trust Administrator is bound hereunder.  Notwithstanding the foregoing, this Agreement may be assigned by the Owner Trust Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Owner Trust Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Owner Trust Administrator is bound hereunder and represents that it has the financial ability to satisfy its indemnification obligations hereunder.  Notwithstanding the foregoing, the Owner Trust Administrator can transfer its obligations to any Affiliate that succeeds to substantially all of the assets and liabilities of the Owner Trust Administrator and who has represented and warranted that it is not less creditworthy than the Owner Trust Administrator.  Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

Section 13. Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 14. Headings.  The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 15. Counterparts.  This Agreement may be executed in counterparts, each of which when so executed shall be an original, but all of which together shall constitute but one and the same agreement. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically or electronically signed, and that any electronic or digital signatures (including PDF or facsimile) appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

Section 16. Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 17. Limitation of Liability of Owner Trustee and Indenture Trustee.

(a)            Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by the Owner Trustee solely in its capacity as Owner Trustee and in no event shall the Owner Trustee in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

(b)            Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by the Indenture Trustee solely as Indenture Trustee and in no event shall the Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

(c)            The parties hereto are put on notice and hereby acknowledge and agree that (a) this Agreement is executed and delivered by Wilmington Trust, National Association not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied herein contained of the Issuer, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Agreement and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

Section 18. Third-Party Beneficiary.  The Sellers, the Depositor, the Asset Representations Reviewer and the Owner Trustee are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if each were a party hereto.

Section 19. Nonpetition Covenants.  Notwithstanding any prior termination of this Agreement, the Owner Trust Administrator and the Indenture Trustee hereby covenant and agree that they will not, at any time, petition or otherwise invoke or cause the Issuer or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

Section 20. Liability of Owner Trust Administrator.  Notwithstanding any provision of this Agreement, the Owner Trust Administrator shall not have any obligations under this Agreement other than those specifically set forth herein, and no implied obligations of the Owner Trust Administrator shall be read into this Agreement.  Neither the Owner Trust Administrator nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken in good faith by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct and in no event shall the Owner Trust Administrator be liable under or in connection with this Agreement for indirect, special or consequential losses or damages of any kind, including lost profits, even if advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed.  Without limiting the foregoing, the Owner Trust Administrator may (a) consult with legal counsel (including counsel for the Issuer), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts and (b) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties.

Section 21. Additional Requirements of the Owner Trust Administrator.

(a)            Reporting Requirements.

(i)            If so requested by the Issuer for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Owner Trust Administrator shall (i) notify the Issuer in writing of any material litigation or governmental proceedings pending against the Owner Trust Administrator and (ii) provide to the Issuer a description of such proceedings.

(ii)            As a condition to the succession to the Owner Trust Administrator by any Person as permitted by Section 8 hereof the Owner Trust Administrator shall provide to the Issuer, at least ten (10) Business Days prior to the effective date of such succession or appointment, (x) written notice to the Issuer, of such succession or appointment and (y) in writing all information in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(iii)            In addition to such information as the Owner Trust Administrator, as administrator, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Issuer, the Owner Trust Administrator shall provide such information regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

(b)            Administrator Compliance Statement.  On or before March 1st of each calendar year, commencing in 2027, the Owner Trust Administrator shall deliver to the Issuer a statement of compliance addressed to the Issuer and signed by an authorized officer of the Owner Trust Administrator to the effect that (i) a review of the Owner Trust Administrator’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Owner Trust Administrator has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

(c)            Report on Assessment of Compliance and Attestation.  On or before ninety (90) days after the end of each fiscal year, commencing with the fiscal year ended December 31, 2026, the Owner Trust Administrator shall:

(i)            deliver to the Issuer a report (in form and substance reasonably satisfactory to the Issuer) regarding the Owner Trust Administrator’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Issuer and signed by an authorized officer of the Owner Trust Administrator, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit C hereto delivered to the Issuer concurrently with the execution of this Agreement;

(ii)            deliver to the Issuer a report of a registered public accounting firm reasonably acceptable to the Issuer that attests to, and reports on, the assessment of compliance made by the Owner Trust Administrator and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; and

(iii)            if requested by the Issuer not later than March 1 of the calendar year in which such certification is to be delivered, deliver to the Issuer and any other Person that will be responsible for signing a Sarbanes Certification on behalf of an asset-backed issuer with respect to a securitization transaction a certification in the form attached hereto as Exhibit B.

The Owner Trust Administrator acknowledges that the parties identified in clause (a)(iii) above may rely on the certification provided by the Owner Trust Administrator pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.  The Issuer will not request delivery of a certification under clause (a)(iii) above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes the Receivables.

(d)            Intent of the Parties; Reasonableness. The Issuer and the Owner Trust Administrator acknowledge and agree that the purpose of Section 21 of this Agreement is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission.

Neither the Issuer nor the Owner Trust Administrator shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Owner Trust Administrator acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Indenture Trustee, the Servicer or any other party to the Basic Documents in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection therewith, the Owner Trust Administrator shall cooperate fully with the Owner Trust Administrator, on behalf of the Issuer to deliver to the Owner Trust Administrator, on behalf of the Issuer (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner Trust Administrator, on behalf of the Issuer, to permit the Owner Trust Administrator, on behalf of the Issuer, to comply with the provisions of Regulation AB.

The Issuer (including any of its assignees or designees) shall cooperate with the Owner Trust Administrator by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Owner Trust Administrator’s, on behalf of the Issuer, reasonable judgment, to comply with Regulation AB.

Section 22. Compliance with FDIC Rule.  The Owner Trust Administrator shall (i) perform the covenants set forth in Article XII of the Indenture applicable to it (including as “servicer”, as defined in Section 12.01(c) of the Indenture) and (ii) facilitate compliance with Article XII of the Indenture by the FDIC Rule Parties.

Section 23. Form 10-Ds; Investor Communications.

(a)            Form 10-Ds.

(i)            If the Owner Trust Administrator receives a notice from the Servicer pursuant to Section 11.01(a) of the Sale and Servicing Agreement regarding the occurrence of a Delinquency Trigger with respect to a Collection Period, the Owner Trust Administrator will promptly send to the Indenture Trustee (for the Indenture Trustee to forward to each Noteholder registered on the Note Register as of the most recent Record Date (and to each applicable Clearing Agency for distribution to Note Owners in accordance with the rules of such Clearing Agency)) a notice describing (i) the occurrence of the Delinquency Trigger, including reasonably detailed calculations thereof, and (ii) the rights of the Noteholders and Note Owners regarding an Asset Representations Review (including a description of the method by which Noteholders and Note Owners may contact the Indenture Trustee in order to request a Noteholder vote in respect of an Asset Representations Review).  The Owner Trust Administrator shall include the contents of such notice in the Form 10-D filed by the Owner Trust Administrator pursuant to Section 1.1(AA) regarding the Collection Period with respect to which the Owner Trust Administrator received notice of the occurrence of a Delinquency Trigger.

(ii)            If the Owner Trust Administrator receives a notice from the Indenture Trustee pursuant to Section 13.01 of the Indenture indicating that sufficient Requesting Noteholders have properly and timely requested a vote to cause the ARR Receivables to be reviewed by the Asset Representations Reviewer pursuant to the terms of the Asset Representations Review Agreement, the Owner Trust Administrator shall: (1) promptly set a deadline for the receipt of Noteholder votes on that matter, which shall be a date not earlier than one hundred fifty (150) days after the date on which the Form 10-D describing the occurrence of the related Delinquency Trigger shall have been filed by the Owner Trust Administrator pursuant to the terms of Section 23(a)(i) and Section 1.1(AA) hereof; (2) promptly prepare and send to the Indenture Trustee, and direct the Indenture Trustee to send to each Noteholder registered on the Note Register as of the most recent Record Date (and to each applicable Clearing Agency for distribution to Note Owners in accordance with the rules of such Clearing Agency) a notice (A) stating that there will be a Noteholder vote pursuant to

Section 13.02 of the Indenture on whether to initiate an Asset Representations Review of the ARR Receivables by the Asset Representations Reviewer pursuant to the Asset Representations Review Agreement, and (B) describing those procedures, including the means by which Noteholders and Note Owners may make their votes known to the Indenture Trustee and the related voting deadline that will be used to calculate whether the requisite amount of Noteholders have cast affirmative votes to direct the Indenture Trustee to notify the Asset Representations Reviewer to commence an Asset Representations Review; and (3) include the contents of such notice in the next Form 10-D to be filed by the Owner Trust Administrator pursuant to Section 1.1(AA) hereof, unless the Owner Trust Administrator does not receive such notice from the Indenture Trustee pursuant to Section 13.01 of the Indenture at least two (2) Business Days before the filing deadline for that Form 10-D, in which case such information will be included in the next succeeding Form 10-D to be filed by the Owner Trust Administrator pursuant to Section 1.1(AA) hereof.

(iii)            If the Owner Trust Administrator receives a notice from the Indenture Trustee pursuant to Section 13.02 of the Indenture indicating that sufficient Noteholders have voted to cause the ARR Receivables to be reviewed by the Asset Representations Reviewer pursuant to the terms of the Asset Representations Review Agreement, the Owner Trust Administrator shall include the contents of such notice in the next Form 10-D to be filed by the Owner Trust Administrator pursuant to Section 1.1(AA) hereof, unless the Owner Trust Administrator does not receive such notice from the Indenture Trustee pursuant to Section 13.02 of the Indenture at least two (2) Business Days before the filing deadline for that Form 10-D, in which case such information will be included in the next succeeding Form 10-D to be filed by the Owner Trust Administrator pursuant to Section 1.1(AA) hereof.

(iv)            After receipt by the Owner Trust Administrator of a Review Report, the Owner Trust Administrator will include a summary of the results of the related review in the next Form 10-D to be filed by the Owner Trust Administrator pursuant to Section 1.1(AA) hereof, unless the Owner Trust Administrator does not receive such Review Report at least two (2) Business Days before the filing deadline for that Form 10-D, in which case such summary will be included in the next succeeding Form 10-D to be filed by the Owner Trust Administrator pursuant to Section 1.1(AA) hereof.  The Form 10-D filed pursuant to this clause (iv) will also specify the means by which Noteholders and Verified Note Owners may notify the Indenture Trustee, the Sellers, the Depositor and the Servicer in writing of any non-compliance of any representation that they consider to be a breach of the applicable Basic Document, or request in writing that an ARR Receivable be repurchased.

(v)            In the event of any resignation, removal, replacement or substitution of the Asset Representations Reviewer, or the appointment of a new Asset Representations Reviewer, pursuant to the terms of the Asset Representations Review Agreement, the Owner Trust Administrator will report the occurrence and date of such event, together with a description of the circumstances surrounding the change and, if applicable, information regarding the new Asset Representations Reviewer, in the Form 10-D filed by the Owner Trust Administrator pursuant to Section 1.1(AA) hereof for the Collection Period in which such change occurs.

(b)            Investor Communications.  If the Owner Trust Administrator receives, during any Collection Period, a request from a Noteholder or Verified Note Owner to communicate with other Noteholders and Note Owners regarding the exercise of rights under the terms of the Basic Documents, the Owner Trust Administrator will include in the Form 10-D for such Collection Period the following information, to the extent provided by the Noteholder or Verified Note Owner in its request: (i) the name of the Noteholder or Verified Note Owner making the request, (ii) the date the request was received; (iii) a statement that the Owner Trust Administrator has received a request from that Noteholder or Verified Note Owner stating that it is interested in communicating with other Noteholders and Note Owners with regard to the possible exercise of rights under the Basic Documents; and (iv) a description of the method other Noteholders and Note Owners may use to contact the requesting Noteholder or Verified Note Owner.  The Owner Trust Administrator is not required to include any additional information regarding the Noteholder or Verified Note Owner and its request in the Form 10-D, and is required to disclose a Noteholder’s or a Verified Note Owner’s request only where the communication relates to the exercise by a Noteholder or Verified Note Owner of its rights under the Basic Documents.  The Owner Trust Administrator will be responsible for the expenses of administering the investor communications provisions set forth in this Section 23(b), which will be compensated by means of the fee payable to it by the Servicer, as described in Section 4 hereof.

[SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BMW VEHICLE OWNER TRUST 2026-A

By:	WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual capacity
but solely as Owner Trustee

By:	/s/ Patrick A. Kanar
Name: Patrick A. Kanar
Title: Assistant Vice President

U.S. BANK TRUST COMPANY, NATIONAL
ASSOCIATION,
not in its individual capacity but solely as Indenture
Trustee

By:	/s/ Jose A. Galarza
Name: Jose A. Galarza
Title: Vice President

BMW FINANCIAL SERVICES NA, LLC,
as Owner Trust Administrator

By:	/s/ Tobias Essig
Name: Tobias Essig
Title: Chief Financial Officer and Vice
President – Finance

By:	/s/ Moritz Lindemann
Name: Moritz Lindemann
Title: Treasurer

EXHIBIT A

POWER OF ATTORNEY

STATE OF DELAWARE	}
}
COUNTY OF NEW CASTLE	}

KNOW ALL MEN BY THESE PRESENTS, that BMW Vehicle Owner Trust 2026-A (the “Trust”), does hereby make, constitute and appoint BMW Financial Services NA, LLC, as administrator (the “Owner Trust Administrator”) under the Owner Trust Administration Agreement, dated as of August 19, 2026 (the “Owner Trust Administration Agreement”), among the Trust, the Owner Trust Administrator and U.S. Bank Trust Company, National Association, as Indenture Trustee, as the same may be amended from time to time, and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Owner Trustee or the Trust all such documents, reports, filings, instruments, certificates and opinions as it should be the duty of the Owner Trustee or the Trust to prepare, file or deliver pursuant to the Basic Documents, or pursuant to Section 5.04 of the Trust Agreement, including, without limitation, to appear for and represent the Owner Trustee and the Trust in connection with the preparation, filing and audit of U.S. federal and state tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such returns and audits that the Owner Trustee could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

It is expressly understood and agreed by the Attorneys-in-Fact and any person relying on this Power of Attorney that (a) the Owner Trust Administration Agreement and this Power of Attorney is executed and delivered by Wilmington Trust, National Association, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements made in the Owner Trust Administration Agreement or in this Power of Attorney on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Trust, (c) nothing in the Owner Trust Administration Agreement or herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant or obligation either expressed or implied contained in the Owner Trust Administration Agreement or herein of the Trust, all such liability, if any, being expressly waived by the Attorneys-in-Fact and any person relying on this power of attorney and by any person claiming by, through or under the Attorneys-in-Fact or such person, (d) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Trust in the Owner Trust Administration Agreement or herein and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach of any representation or warranty made or undertaken by the Trust under the Owner Trust Administration Agreement, this Power of Attorney or any other related documents.

A-1

Notwithstanding anything herein to the contrary, this Power of Attorney does not, and is not intended to, and will not be construed to, grant any authority to the Attorneys-in-Fact to (i) expand, increase, incur, or otherwise impose any duties, liabilities or obligations of or on the Owner Trustee, as trustee or in its individual capacity, or (ii) provide any guaranty, indemnity or property of the Owner Trustee, as trustee or in its individual capacity, for any reason whatsoever.

All powers of attorney for this purpose heretofore filed or executed by the Owner Trustee are hereby revoked.

Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Owner Trust Administration Agreement.

EXECUTED this ____ day of ____________, 20__.

BMW VEHICLE OWNER TRUST 2026-A

By:	Wilmington Trust, National Association, not in
its individual capacity but solely as Owner
Trustee

By:
Name:
Title:

A-2

EXHIBIT B

FORM OF ANNUAL CERTIFICATION

Re:
The Owner Trust Administration Agreement dated as of August 19, 2026 (the “Agreement”), among BMW VEHICLE OWNER TRUST 2026-A, a Delaware statutory trust (the “Issuer”), BMW FINANCIAL SERVICES NA, LLC, as administrator (the “Owner Trust Administrator”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee (the “Indenture Trustee”).

I, ________________________________, the _______________________ of [NAME OF COMPANY] (the “Company”), certify to the Issuer and the Depositor, and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)            I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Receivables by the Company during 20[   ] that were delivered by the Company to the Issuer and the Depositor pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)            Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)            Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Issuer and the Depositor;

(4)            I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)            The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required

B-1

to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Issuer and the Depositor and the Owner Trustee and the Indenture Trustee.  Any material instances of noncompliance described in such reports have been disclosed to the Issuer and the Depositor.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:   _________________________

By:  ________________________________
Name:
Title:

B-2

EXHIBIT C

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Owner Trust Administrator, shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the receivables are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.
Cash Collection and Administration
1122(d)(2)(i)
Payments on receivables are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)
 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

C-1

Reference	Criteria
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of receivables serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on receivables is maintained as required by the transaction agreements or related receivables documents.
1122(d)(4)(ii)	Receivables and related documents are safeguarded as required by the transaction agreements
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)
Payments on receivables, including any payoffs, made in accordance with the related receivables documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related receivables documents.

1122(d)(4)(v)	The Servicer’s records regarding the receivables agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor’s receivables (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a receivable is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent receivables including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for receivables with variable rates are computed based on the related receivables documents.

C-2

Reference	Criteria
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s receivables documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable receivables documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related receivables, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

Date:   _________________________

By:  ________________________________
Name:
Title:

C-3